                                                                    EXHIBIT 99.1

                         TERM SHEET DATED May 11, 1999



                             IKON Receivables, LLC
                           Lease-Backed Notes, 1999-1
                               IOS Capital, Inc.

                               [LOGO] IOSCapital
                       An IKON Office Solutions Company


                           $752,930,000 (Approximate)




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).





Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         TERM SHEET DATED May 11, 1999

                             IKON Receivables, LLC
                          Lease-Backed Notes, 1999-1
                               IOS Capital, Inc.

                          $752,930,000 (Approximate)



ORIGINATOR/SERVICER:    IOS Capital, Inc. ("IOS Capital").
TRUSTEE:                Harris Trust and Savings Bank.
INSURER:                Ambac Assurance Corporation.

UNDERWRITERS:           Lehman Brothers Inc. is Lead Manager. Co-Managers are
                        Chase Securities Inc., Duetsche Bank Securities and PNC
                        Capital Markets, Inc.


The following table uses the Modeling Assumptions:

                                                  Expected WAL              Principal                 Final
                Approx.         Ratings       (Maturity/10% Call)             Window                 Maturity         ERISA
 Securities       Size      (S&P / Moody's)      @ 0.0% CPR (1)        (Maturity/10% Call)       (Expected/Legal)    Eligible
===============================================================================================================================
Class A-1     $304,702,000    A-1+ / P-1     0.44 yrs. / 0.44 yrs.    1-11 mos. / 1-11 mos.    Apr 2000 / Jun 2000     Yes
 (2)
-------------------------------------------------------------------------------------------------------------------------------
Class A-2     $ 62,227,000    AAA / AAA      1.08 yrs. / 1.08 yrs.   11-15 mos. / 11-15 mos.   Aug 2000 / May 2005     Yes
-------------------------------------------------------------------------------------------------------------------------------
Class A-3     $300,172,000    AAA / AAA      2.00 yrs. / 2.00 yrs.   15-36 mos. / 15-36 mos.   May 2002 / May 2005     Yes
-------------------------------------------------------------------------------------------------------------------------------
Class A-4     $ 85,829,000    AAA / AAA      3.50 yrs. / 3.14 yrs.   36-50 mos. / 36-38 mos.   Jul 2003 / May 2005     Yes
===============================================================================================================================

 ___________
 (1) The Securities will be priced to Maturity at 0.0% CPR.
 (2) The Class A-1 Notes will be 2a-7 Money Market Eligible.

The information set forth herein is based upon the timely receipt of scheduled Lease Payments, assumes the Closing Date is May 20, 1999, the first Payment Date is June 15, 1999, distributions on the Notes are made on the fifteenth day of each month (regardless of the day on which the Payment Date actually occurs), no delinquencies or defaults in the payment of principal and interest on the Leases are experienced, no Lease is repurchased for breach of representation or warranty or otherwise, payments on the Leases are received on the last day of each Collection Period, the Servicing Fee is 0.75%, the "Initial Statistical Principal Amount" of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes is $304,702,000, $62,227,000, $300,172,000 and $85,829,000,
respectively, the "Statistical Class Percentage" for the Class A Notes is equal to 84.271291%, the Asset Pool consists of a single Lease with an aggregate discounted present value of $836,588,950.91 on which interest is accrued at a discount rate equal to 6.97%, and the Issuer does not exercise its option to redeem the Notes (collectively, the "Modeling Assumptions").

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:  The opening of business on April 1, 1999.

STATED MATURITY DATE:  Class A-1: Payment Date occurring in June 2000.
                       Class A-2, Class A-3 and Class A-4: Payment Date occurring in May 2005.

EXP. PRICING:          Week of May 10, 1999 or May 17, 1999.

EXP. SETTLEMENT:       Week of May 17, 1999.  Settles flat.

PAYMENT DATE:          The 15th day of each month (or if such date is not a
                       business day, the immediately succeeding business day), commencing June 15, 1999.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Notes are ERISA eligible.

TAX TREATMENT:         For federal income tax purposes, the Class A Notes will
                       be characterized as debt.

OPTIONAL REDEMPTION:   The Issuer may redeem the Notes when the Discounted
                       Present Value of the Leases is less than or equal to 10% of the Discounted Present Value of the Leases as of April
                       1, 1999.

CREDIT ENHANCEMENT:    Initially 11.0% in aggregate consisting of (i)
                       subordination of the Overcollateralization Balance
                       (10.0%) and (ii) the Reserve Account (1.0%). The Issuer will obtain a noncancellable insurance policy from Ambac
                       Assurance Corporation with respect to the Notes, which will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal, but subject to specific terms and conditions set forth in the Prospectus Supplement.

RESERVE ACCOUNT:       The Trustee will establish and maintain the Reserve
                       Account as an Eligible Account. On the Issuance Date, the
                       Issuer will make an initial deposit to the Reserve
                       Account in an amount equal to 1.0% of the Discounted
                       Present Value of the Leases as of the Cut-Off Date. The
                       Reserve Account Required Amount will be the lesser of 1.0% of the Discounted Present Value of the Lease as of the Cut-Off Date and the outstanding Principal Amount of the Notes.

THE ASSET POOL:        The Statistical Discounted Present Value of the Leases as
                       of the Cut-off Date is $836,231,906.15 using the Statistical Discount Rate of 7.00% per annum.

SUBSTITUTIONS:         The aggregate Discounted Present Value of the Non-
                       Performing Leases for which IOS Capital may substitute
                       Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date. The aggregate Discounted
                       Present Value of Adjusted Leases and Warranty Leases for which IOS Capital may substitute Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date.

PAYMENT PRIORITY:      Available Funds will be used to make payments in the
                       following priority: (i) Insurance Policy Premium, (ii)
                       Servicing Fee, (iii) unreimbursed Servicer Advances, (iv)
                       Class A interest, (v) reimbursements to the Insurer, (vi)
                       Class A principal (sequential principal pay to A-1, A-2,
                       A-3, and A-4), (vii) Additional Principal, if any, (viii)
                       Reserve Account, if necessary, and (ix) excess to the Issuer.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

ACCELERATION EVENT:  An "Acceleration Event" will occur if (i) a Servicer Event of Default has occurred and is continuing, (ii) with respect to any Payment Date, the Overcollateralization Balance is less than or equal to the Overcollateralization Floor, (iii) for any three consecutive Due Periods, the average of the Annualized Default Rates for those Due Periods is greater than 6.25%; or (iv) for any three consecutive Due Periods, the average of the Delinquency Rates for those Due Periods is greater than 8.00%.

                     If an Acceleration Event has occurred, Additional Principal will be distributed as an additional principal payment, sequentially, to the Class A-1, A-2, A-3 and A-4 Noteholders until the Outstanding Principal Amount of each such class has been reduced to zero
OVERCOLLATERALIZATION
FLOOR: The "Overcollateralization Floor" for each Payment Date means (a) 2.5% of the Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to that Payment Date, minus (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on account of that Payment Date.

CUMULATIVE LOSS
AMOUNT: The "Cumulative Loss Amount" with respect to each Payment Date is an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus
                     (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds remaining after the payment of the Policy premium, amounts owing the Servicer and in respect of interest on the Notes on that Payment Date, over (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

INTEREST ON THE
CLASS A-1 NOTES:     The Class A-1 Notes will accrue interest at a fixed rate
                     per annum, calculated on an actual/360-day basis. The Class
                     A-1 Monthly Interest, with respect to each Payment Date, will accrue from and including the prior Payment Date to but excluding such Payment Date, and with respect to the initial Payment Date, will accrue from and including the Closing Date to but excluding such Payment Date.

INTEREST ON THE CLASS A-2
CLASS A-3, AND
CLASS A-4 NOTES:     The Class A-2, Class A-3, and Class A-4 Notes will accrue
                     interest at a fixed rate per annum, calculated on a twelve month year of thirty days in each month, except for the first Payment Date, for which interest will accrue from the Closing Date to but excluding such Payment Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           PREPAYMENT SENSITIVITIES*


      To Maturity (WAL/Principal Window)

 ----------------------------------------------------------------------------------------------------------------------------
      Class                 0% CPR**                    7% CPR                     10% CPR                    12% CPR
------------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes       0.44 yrs. / 1-11 mos.      0.39 yrs. / 1-10 mos.      0.37 yrs. / 1-10 mos.      0.35 yrs. / 1-9 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes      1.08 yrs. / 11-15 mos.     0.95 yrs. / 10-13 mos.     0.90 yrs. / 10-12 mos.      0.88 yrs. / 9-12 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes      2.00 yrs. / 15-36 mos.     1.83 yrs. / 13-34 mos.     1.76 yrs. / 12-33 mos.     1.72 yrs. / 12-33 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes      3.50 yrs. / 36-50 mos.     3.35 yrs. / 34-49 mos.     3.28 yrs. / 33-48 mos.     3.23 yrs. / 33-48 mos.
------------------------------------------------------------------------------------------------------------------------------

To 10% Call (WAL/Principal Window)

-------------------------------------------------------------------------------------------------------------------------------
      Class                  0% CPR                     7% CPR                     10% CPR                    12% CPR
-------------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes       0.44 yrs. / 1-11 mos.      0.39 yrs. / 1-10 mos.      0.37 yrs. / 1-10 mos.      0.35 yrs. / 1-9 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes      1.08 yrs. / 11-15 mos.     0.95 yrs. / 10-13 mos.     0.90 yrs. / 10-12 mos.      0.88 yrs. / 9-12 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes      2.00 yrs. / 15-36 mos.     1.83 yrs. / 13-34 mos.     1.76 yrs. / 12-33 mos.     1.72 yrs. / 12-33 mos.
------------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes      3.14 yrs. / 36-38 mos.     2.97 yrs. / 34-36 mos.     2.89 yrs. / 33-35 mos.     2.88 yrs. / 33-35 mos.
------------------------------------------------------------------------------------------------------------------------------

*     Prepayment sensitivities derived using the Modeling Assumptions.
**                        Pricing Speed is 0% CPR.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               -----------------

   Class A-1
                                                 CPR
                          -----------------------------------------------------------
                            0.00%            7.00%           10.00%           12.00%
                          ------------------------------------------------------------
     PRICE                 Yield            Yield            Yield            Yield
                             %                %                %                %
    99.73480               5.623            5.704            5.742            5.768
    99.75040               5.587            5.664            5.700            5.724
    99.76600               5.552            5.624            5.657            5.680
    99.78160               5.516            5.584            5.615            5.636
    99.79720               5.481            5.543            5.572            5.592
    99.81280               5.446            5.503            5.530            5.548
    99.82840               5.410            5.463            5.488            5.504
    99.84400               5.375            5.423            5.445            5.460
    99.85960               5.339            5.383            5.403            5.416
    99.87520               5.304            5.342            5.360            5.372

    99.89080               5.269            5.302            5.318            5.328
    99.90640               5.233            5.262            5.275            5.284
    99.92200               5.198            5.222            5.233            5.241
    99.93760               5.163            5.182            5.191            5.197
    99.95320               5.127            5.142            5.148            5.153
    99.96880               5.092            5.102            5.106            5.109
    99.98440               5.057            5.061            5.064            5.065
   100.00000               5.021            5.021            5.021            5.021
   100.01560               4.986            4.981            4.979            4.978
   100.03120               4.951            4.941            4.937            4.934

   100.04680               4.915            4.901            4.894            4.890
   100.06240               4.880            4.861            4.852            4.846
   100.07800               4.845            4.821            4.810            4.802
   100.09360               4.810            4.781            4.768            4.759
   100.10920               4.774            4.741            4.725            4.715
   100.12480               4.739            4.701            4.683            4.671
   100.14040               4.704            4.661            4.641            4.628
   100.15600               4.669            4.621            4.599            4.584
   100.17160               4.634            4.581            4.557            4.540
   100.18720               4.598            4.541            4.514            4.497

   100.20280               4.563            4.501            4.472            4.453
   100.21840               4.528            4.461            4.430            4.409
   100.23400               4.493            4.421            4.388            4.366
   100.24960               4.458            4.381            4.346            4.322
   100.26520               4.422            4.341            4.304            4.278

------------------------------------------------------------------------------------
  WAL (yrs.):               0.44             0.39             0.37             0.35
Mod. Dur. (yrs.)
 at 100.00000:              0.43             0.38             0.36             0.35
------------------------------------------------------------------------------------



               * Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               -----------------

   Class A-2
                                                 CPR
                -------------------------------------------------------------------
                            0.00%            7.00%           10.00%           12.00%
                -------------------------------------------------------------------
     PRICE               CBE Yield        CBE Yield        CBE Yield        CBE Yield
                             %                %                %                %
    99.73480               5.670            5.703            5.718            5.728
    99.75040               5.654            5.686            5.700            5.709
    99.76600               5.639            5.668            5.682            5.691
    99.78160               5.624            5.651            5.664            5.672
    99.79720               5.608            5.634            5.646            5.653
    99.81280               5.593            5.617            5.628            5.634
    99.82840               5.578            5.599            5.610            5.616
    99.84400               5.563            5.582            5.591            5.597
    99.85960               5.547            5.565            5.573            5.578
    99.87520               5.532            5.548            5.555            5.560

    99.89080               5.517            5.531            5.537            5.541
    99.90640               5.502            5.513            5.519            5.522
    99.92200               5.486            5.496            5.501            5.503
    99.93760               5.471            5.479            5.483            5.485
    99.95320               5.456            5.462            5.464            5.466
    99.96880               5.441            5.445            5.446            5.447
    99.98440               5.425            5.427            5.428            5.429
    99.99756               5.413            5.413            5.413            5.413
   100.01560               5.395            5.393            5.392            5.391
   100.03120               5.380            5.376            5.374            5.373

   100.04680               5.364            5.359            5.356            5.354
   100.06240               5.349            5.341            5.338            5.336
   100.07800               5.334            5.324            5.320            5.317
   100.09360               5.319            5.307            5.302            5.298
   100.10920               5.304            5.290            5.284            5.280
   100.12480               5.288            5.273            5.265            5.261
   100.14040               5.273            5.256            5.247            5.242
   100.15600               5.258            5.238            5.229            5.224
   100.17160               5.243            5.221            5.211            5.205
   100.18720               5.228            5.204            5.193            5.187

   100.20280               5.212            5.187            5.175            5.168
   100.21840               5.197            5.170            5.157            5.149
   100.23400               5.182            5.153            5.139            5.131
   100.24960               5.167            5.136            5.121            5.112
   100.26520               5.152            5.119            5.103            5.094

 ----------------------------------------------------------------------------------
  WAL (yrs.):               1.08             0.95             0.90             0.88
Mod. Dur. (yrs.)
  at 99.99756:              1.02             0.91             0.86             0.84
-----------------------------------------------------------------------------------

               * Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               -----------------

   Class A-3
                                                 CPR
                -------------------------------------------------------------------
                            0.00%            7.00%           10.00%           12.00%
                -------------------------------------------------------------------
     PRICE             CBE Yield        CBE Yield        CBE Yield        CBE Yield
                             %                %                %                %
    99.71918               5.983            5.996            6.003            6.007
    99.73478               5.975            5.987            5.993            5.997
    99.75038               5.966            5.978            5.983            5.987
    99.76598               5.957            5.969            5.974            5.977
    99.78158               5.949            5.959            5.964            5.967
    99.79718               5.940            5.950            5.954            5.958
    99.81278               5.932            5.941            5.945            5.948
    99.82838               5.923            5.931            5.935            5.938
    99.84398               5.915            5.922            5.926            5.928
    99.85958               5.906            5.913            5.916            5.918

    99.87518               5.898            5.904            5.906            5.908
    99.89078               5.889            5.894            5.897            5.899
    99.90638               5.881            5.885            5.887            5.889
    99.92198               5.872            5.876            5.878            5.879
    99.93758               5.864            5.867            5.868            5.869
    99.95318               5.855            5.857            5.858            5.859
    99.96878               5.847            5.848            5.849            5.849
    99.98652               5.837            5.838            5.838            5.838
    99.99998               5.830            5.830            5.830            5.830
   100.01558               5.821            5.820            5.820            5.820

   100.03118               5.813            5.811            5.811            5.810
   100.04678               5.804            5.802            5.801            5.800
   100.06238               5.796            5.793            5.791            5.790
   100.07798               5.787            5.783            5.782            5.781
   100.09358               5.779            5.774            5.772            5.771
   100.10918               5.770            5.765            5.763            5.761
   100.12478               5.762            5.756            5.753            5.751
   100.14038               5.753            5.747            5.744            5.741
   100.15598               5.745            5.737            5.734            5.732
   100.17158               5.736            5.728            5.724            5.722

   100.18718               5.728            5.719            5.715            5.712
   100.20278               5.719            5.710            5.705            5.702
   100.21838               5.711            5.700            5.696            5.692
   100.23398               5.702            5.691            5.686            5.683
   100.24958               5.694            5.682            5.677            5.673

 ----------------------------------------------------------------------------------
  WAL (yrs.):               2.00             1.83             1.76             1.72
Mod. Dur. (yrs.)
  at 99.98652:              1.83             1.69             1.63             1.59
-----------------------------------------------------------------------------------



               * Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               -----------------

   Class A-4
                -------------------------------------------------------------------
                                                 CPR
                -------------------------------------------------------------------
                            0.00%            7.00%           10.00%           12.00%
                -------------------------------------------------------------------
     PRICE          CBE Yield        CBE Yield        CBE Yield        CBE Yield
                        %                %                %                %
    99.73480               6.203            6.207            6.208            6.210
    99.75040               6.198            6.201            6.203            6.204
    99.76600               6.193            6.196            6.198            6.199
    99.78160               6.188            6.191            6.192            6.193
    99.79720               6.183            6.185            6.187            6.188
    99.81280               6.178            6.180            6.181            6.182
    99.82840               6.173            6.175            6.176            6.177
    99.84400               6.167            6.170            6.171            6.171
    99.85960               6.162            6.164            6.165            6.166
    99.87520               6.157            6.159            6.160            6.160

    99.89080               6.152            6.154            6.154            6.155
    99.90640               6.147            6.148            6.149            6.149
    99.92200               6.142            6.143            6.144            6.144
    99.93760               6.137            6.138            6.138            6.138
    99.95320               6.132            6.132            6.133            6.133
    99.96880               6.127            6.127            6.127            6.128
    99.98440               6.122            6.122            6.122            6.122
    99.99869               6.117            6.117            6.117            6.117
   100.01560               6.111            6.111            6.111            6.111
   100.03120               6.106            6.106            6.106            6.106

   100.04680               6.101            6.101            6.100            6.100
   100.06240               6.096            6.095            6.095            6.095
   100.07800               6.091            6.090            6.090            6.089
   100.09360               6.086            6.085            6.084            6.084
   100.10920               6.081            6.080            6.079            6.078
   100.12480               6.076            6.074            6.073            6.073
   100.14040               6.071            6.069            6.068            6.067
   100.15600               6.066            6.064            6.063            6.062
   100.17160               6.061            6.058            6.057            6.056
   100.18720               6.056            6.053            6.052            6.051

   100.20280               6.051            6.048            6.047            6.046
   100.21840               6.045            6.043            6.041            6.040
   100.23400               6.040            6.037            6.036            6.035
   100.24960               6.035            6.032            6.030            6.029
   100.26520               6.030            6.027            6.025            6.024

------------------------------------------------------------------------------------
  WAL (yrs.):               3.50             3.35             3.28             3.23
Mod. Dur. (yrs.)
  at 99.99869:              3.07             2.95             2.89             2.85
--------------------------------------------------------------------------------



               * Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         CHARACTERISTICS OF THE LEASES
                         -----------------------------

The following tables summarize certain information with respect to the Leases and the Lessees as of the opening of business on April 1, 1999 (the "Cut-Off Date"). The Issuer is not aware of any trends or changes relating to the data in the following tables that would be expected to impact the future performance of the pool of leases. As used in such tables, the "Statistical Discounted Present Value of the Leases" means an amount equal to the future remaining scheduled Lease Payments from the Leases as of the Cut-Off Date, discounted at a rate equal to 7.00%. The aggregate Statistical Discounted Present Value of the Leases as of the Cut-Off Date is $836,231,906.15. Also, figures may not sum to the stated totals due to rounding.


Summary of the Leases

Aggregate Initial Statistical Discounted Present Value:          $836,231,906.15
Number of Leases:                                                         71,768
Average Statistical Discounted Present Value:                    $     11,651.88
Approximate Number of Lessees:                                            45,569
Weighted Average Original Term:                                     53.01 months
Weighted Average Seasoning:                                         16.10 months
Weighted Average Remaining Term:                                    36.91 months

   Top Equipment Types:
   --------------------

                                                        %*
                                                     ------
  Analog Copier                                      61.31%
  Digital/Multi-purpose Copier                       17.38%
  Color Copier                                       15.03%
       Other                                          6.28%
                                                     ------
                                                    100.00%


   State concentrations over 5% of the pool:
   -----------------------------------------



                                                        %*
                                                     ------
  California                                         17.08%
  Georgia                                            11.33%
  Massachusetts                                       9.46%
  Connecticut                                         5.77%
       Other                                         56.36%
                                                     ------
                                                    100.00%


   ------------------------------------
   * Percentages above are based on the Statistical Discounted Present Value of the Leases as of the Cut-Off Date.
      Distribution of Leases by State


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                                                    Percentage of                    Percentage of
                                                                     Statistical     Statistical       Aggregate       Aggregate
                                                   Percentage of     Discounted       Discounted       Original         Original
                                         Number        Number       Present Value   Present Value      Equipment       Equipment
                State                   of Leases    of Leases        of Leases       of Leases          Cost             Cost
              ---------             -------------    --------------  ---------------  --------------  ---------------  -----------
Alabama                                       454           0.63%  $  6,494,016.60           0.78%  $  4,603,175.63           0.68%
Alaska                                        112           0.16      1,249,515.81           0.15        898,997.62           0.13
Arizona                                        90           0.13        644,736.19           0.08        673,628.84           0.10
Arkansas                                      512           0.71      6,214,849.42           0.74      3,589,766.44           0.53
California                                 10,371          14.45    142,794,627.25          17.08    111,385,049.93          16.49
Colorado                                       78           0.11        546,006.42           0.07        590,268.70           0.09
Connecticut                                 4,674           6.51     48,284,415.89           5.77     49,052,528.53           7.26
Delaware                                       39           0.05        191,255.65           0.02        188,801.76           0.03
District of Columbia                          533           0.74      6,908,788.06           0.83      6,134,738.14           0.91
Florida                                     3,781           5.27     35,052,738.35           4.19     28,301,796.84           4.19
Georgia                                     7,015           9.77     94,728,174.03          11.33     67,535,069.25          10.00
Hawaii                                        184           0.26      2,963,725.26           0.35      2,052,649.96           0.30
Idaho                                         573           0.80      4,096,625.22           0.49      4,124,660.86           0.61
Illinois                                    2,647           3.69     33,267,558.55           3.98     23,945,919.82           3.54
Indiana                                     2,221           3.09     32,252,905.84           3.86     25,311,991.15           3.75
Iowa                                           97           0.14      1,210,347.57           0.14        778,375.79           0.12
Kansas                                      1,749           2.44     12,595,462.51           1.51      9,920,235.26           1.47
Kentucky                                      249           0.35      2,122,022.08           0.25      1,946,452.99           0.29
Louisiana                                      42           0.06        375,359.37           0.04        347,465.54           0.05
Maine                                         410           0.57      6,834,612.14           0.82      4,063,079.14           0.60
Maryland                                    1,276           1.78     11,973,461.76           1.43     11,388,119.25           1.69
Massachusetts                               5,772           8.04     79,144,924.72           9.46     69,114,280.19          10.23
Michigan                                       96           0.13      1,028,564.96           0.12        925,795.71           0.14
Minnesota                                      35           0.05        293,454.20           0.04        311,857.60           0.05
Mississippi                                    36           0.05        289,535.49           0.03        227,812.07           0.03
Missouri                                    1,845           2.57     15,527,861.80           1.86     12,490,443.62           1.85
Montana                                       123           0.17        870,464.91           0.10        623,671.92           0.09
Nebraska                                      850           1.18      7,145,231.68           0.85      5,135,731.08           0.76
Nevada                                        941           1.31      6,971,761.04           0.83      6,197,563.84           0.92
New Hampshire                                  16           0.02        122,921.62           0.01        109,760.89           0.02
New Jersey                                  1,301           1.81     20,177,297.68           2.41     15,530,352.94           2.30
New Mexico                                      9           0.01        150,402.89           0.02        117,823.22           0.02
New York                                    3,817           5.32     40,666,234.87           4.86     37,107,719.63           5.49
North Carolina                              3,501           4.88     32,182,104.89           3.85     27,044,586.63           4.00
North Dakota                                    7           0.01         31,610.34           0.00         24,266.04           0.00
Ohio                                        2,718           3.79     30,640,082.81           3.66     25,304,315.41           3.75
Oklahoma                                    1,079           1.50     12,067,098.79           1.44      9,387,617.95           1.39
Oregon                                      1,731           2.41     14,232,346.58           1.70     11,385,785.74           1.69
Pennsylvania                                  115           0.16      1,251,257.09           0.15      1,258,780.41           0.19
Rhode Island                                1,218           1.70     16,202,265.82           1.94     10,855,941.04           1.61
South Carolina                              3,032           4.22     38,006,588.87           4.54     27,770,425.27           4.11
South Dakota                                  142           0.20        866,252.22           0.10        827,099.09           0.12
Tennessee                                     730           1.02      9,458,594.61           1.13      6,142,185.77           0.91
Texas                                         510           0.71      4,311,594.07           0.52      3,742,009.45           0.55
Utah                                        1,028           1.43      9,025,524.94           1.08      8,649,153.68           1.28
Vermont                                       490           0.68      4,024,989.64           0.48      2,748,914.83           0.41
Virginia                                    2,337           3.26     25,698,000.35           3.07     20,577,776.20           3.05
Washington                                    654           0.91      9,794,280.05           1.17     10,945,460.56           1.62
West Virginia                                 211           0.29      2,345,682.39           0.28      2,038,045.77           0.30
Wisconsin                                      63           0.09        859,912.83           0.10        731,094.29           0.11
Wyoming                                       254           0.35      2,043,860.06           0.24      1,507,845.23           0.22
===================================================================================================================================
Total:                                     71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51         100.00%
===================================================================================================================================

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                      Distribution of Leases by Lease Balance

                                                                                       Percentage of                  Percentage of
                                                                         Statistical     Statistical       Aggregate     Aggregate
                                                       Percentage of     Discounted       Discounted       Original       Original
      Statistical Discounted Present         Number        Number       Present Value   Present Value      Equipment      Equipment
           Value of the Leases              of Leases    of Leases        of Leases       of Leases          Cost           Cost
------------------------------------------  ---------  --------------  ---------------  --------------  ---------------  -----------
$   0.01  -    5,000.00                        32,902          45.84%  $ 78,482,945.13           9.39%  $ 98,200,809.48    14.53%
5,000.01  -   10,000.00                        16,902          23.55    121,668,027.35          14.55    119,773,390.17    17.73
10,000.01 -   15,000.00                         8,231          11.47    100,328,536.13          12.00     87,959,980.45    13.02
15,000.01 -   20,000.00                         4,172           5.81     71,738,612.99           8.58     58,139,758.59     8.60
20,000.01 -   25,000.00                         2,388           3.33     53,206,727.74           6.36     42,750,760.19     6.33
25,000.01 -   30,000.00                         1,588           2.21     43,421,263.41           5.19     33,053,713.92     4.89
30,000.01 -   40,000.00                         1,908           2.66     65,677,330.32           7.85     48,885,171.61     7.24
40,000.01 -   50,000.00                         1,062           1.48     47,341,496.54           5.66     33,710,368.70     4.99
50,000.01 -   60,000.00                           648           0.90     35,356,945.24           4.23     23,061,240.55     3.41
60,000.01 -   70,000.00                           419           0.58     27,089,192.93           3.24     18,791,271.25     2.78
70,000.01 -   80,000.00                           351           0.49     26,340,594.22           3.15     16,854,404.16     2.49
80,000.01 -   90,000.00                           224           0.31     19,130,558.87           2.29     12,701,397.42     1.88
90,000.01 -  100,000.00                           183           0.25     17,359,047.57           2.08     10,640,263.87     1.57
100,000.01 - 150,000.00                           492           0.69     59,096,392.76           7.07     34,473,038.73     5.10
150,000.01 - 200,000.00                           171           0.24     29,199,821.92           3.49     16,474,806.49     2.44
200,000.01 - 300,000.00                            74           0.10     17,593,584.03           2.10      7,973,683.58     1.18
300,000.01 - 400,000.00                            30           0.04     10,232,350.03           1.22      5,648,400.94     0.84
400,000.01 - 500,000.00                             9           0.01      3,954,285.93           0.47      2,565,875.09     0.38
500,000.01 - 600,000.00                             4           0.01      2,141,198.58           0.26        698,195.66     0.10
600,000.01 - 700,000.00                             6           0.01      3,773,695.11           0.45      1,673,499.49     0.25
700,000.01 - 800,000.00                             4           0.01      3,099,299.34           0.37      1,636,857.17     0.24
====================================================================================================================================
Total:                                         71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51  100.00%
====================================================================================================================================


                           Distribution of Leases by Remaining Term to Maturity

                                                                                        Percentage of                    Percentage
                                                                         Statistical     Statistical       Aggregate       Aggregate
                                                       Percentage of     Discounted       Discounted       Original         Original
                                             Number        Number       Present Value   Present Value      Equipment       Equipment
         Remaining Term (months)            of Leases    of Leases        of Leases       of Leases          Cost             Cost
------------------------------------------  ---------  --------------  ---------------  --------------  ---------------  -----------
                  6 - 12                       10,489        14.62%    $ 30,563,995.80         3.65%    $ 70,602,708.70     10.45
                 13 - 24                       21,045        29.32      131,327,791.32        15.70      159,724,714.67     23.64
                 25 - 36                       20,203        28.15      232,533,668.05        27.81      188,421,846.65     27.89
                 37 - 48                       12,685        17.68      245,358,833.36        29.34      151,992,733.20     22.50
                 49 - 60                        7,339        10.23      195,865,092.88        23.42      104,515,328.23     15.47
                 61 - 72                            7         0.01          582,524.74         0.07          409,556.06      0.06
====================================================================================================================================
Total:                                         71,768       100.00%    $836,231,906.15       100.00%    $675,666,887.51    100.00%
====================================================================================================================================


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

              Distribution of Leases by Original Term to Maturity

                                                                                  Percentage of                    Percentag of
                                                                   Statistical     Statistical       Aggregate       Aggregate
                                                  Percentage of     Discounted       Discounted       Original         Original
                                       Number        Number       Present Value   Present Value      Equipment       Equipment
          Original Term (months)      of Leases    of Leases        of Leases       of Leases          Cost             Cost
         ------------------------     ---------    ------------   -------------   -------------      ----------   ------------
                  7 - 12                217           0.30%  $    528,964.15           0.06%      $425,237.55          0.06%
                 13 - 18                 84           0.12        314,123.14           0.04        346,171.10          0.05
                 19 - 24              2,328           3.24      8,586,691.36           1.03     12,662,451.93          1.87
                 25 - 30                287           0.40      1,728,792.24           0.21      1,475,346.33          0.22
                 31 - 36              3,212          32.34    141,328,417.39          16.90    149,815,811.19          2.17
                 37 - 42              4,272           5.95     34,499,429.53           4.13     31,953,188.00          4.73
                 43 - 48              1,755          16.38    114,137,565.53          13.65     98,353,563.75          4.56
                 49 - 54                782           1.09      8,719,322.14           1.04      8,059,089.17          1.19
                 55 - 60              7,862          38.82    506,100,484.06          60.52    354,170,572.40          2.42
                 61 - 66                852           1.19     14,488,801.28           1.73     14,595,616.42          2.16
                 67 - 72                 93           0.13      4,886,120.84           0.58      3,401,998.37          0.50
                 73 - 78                 12           0.02        721,603.54           0.09        241,151.41          0.04
                 79 - 84                  4           0.01        112,039.61           0.01         74,005.16          0.01
                 85 - 90                  3           0.00         55,575.63           0.01         57,484.74          0.01
                 91 - 96                  3           0.00         20,943.31           0.00         30,312.76          0.00
                 97 - 102                 1           0.00          1,486.63           0.00            718.14          0.00
                103 - 108                 1           0.00          1,545.78           0.00          4,169.09          0.00
===================================================================================================================================
Total:                               71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51        100.00%
===================================================================================================================================

                   Distribution of Leases by Purchase Option

                                                                              Percentage of                    Percentage of
                                                               Statistical     Statistical       Aggregate       Aggregate
                                             Percentage of     Discounted       Discounted       Original         Original
                                   Number        Number       Present Value   Present Value      Equipment       Equipment
             Purchase Option      of Leases    of Leases        of Leases       of Leases          Cost             Cost
             ----------------    ---------   --------------  ---------------  --------------  ---------------  --------------
Fair Market Value                    67,407          93.92%  $809,372,057.97          96.79%  $649,127,164.37          96.07%
Nominal Buyout                        4,361           6.08     26,859,848.19           3.21     26,539,723.14           3.93
===================================================================================================================================
Total:                               71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51         100.00%
====================================================================================================================================


                    Distribution of Leases by Delinquencies

                                                                                Percentage of                    Percentage
                                                                 Statistical     Statistical       Aggregate       Aggregate
                                               Percentage of     Discounted       Discounted       Original         Original
                                     Number        Number       Present Value   Present Value      Equipment       Equipment
             Days Delinquent        of Leases    of Leases        of Leases       of Leases          Cost             Cost
             ---------------        ----------  --------------  -------------  -------------      ----------     -----------
                  0 - 30               66,169          92.20%  $760,760,920.33          90.97%  $613,573,687.26          90.81%
                 31 - 60                5,599           7.80     75,470,985.82           9.03     62,093,200.25           9.19
====================================================================================================================================
Total:                                 71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51         100.00%
====================================================================================================================================




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            Distribution of Leases by Equipment Type

                                                                                   Percentage of                    Percentage of
                                                                    Statistical     Statistical       Aggregate       Aggregate
                                                  Percentage of     Discounted       Discounted       Original         Original
                                        Number        Number       Present Value   Present Value      Equipment       Equipment
              Equipment Type           of Leases    of Leases        of Leases       of Leases          Cost             Cost
           ------------------         ---------  --------------  ---------------  --------------  ---------------    -----------
Analog Copier                             46,682          65.05%  $512,659,862.82          61.31%  $435,024,511.51      64.38%
Digital / Multi-purpose Copier             9,705          13.52    145,366,609.91          17.38     94,784,761.46      14.03
Color Copier                               4,099           5.71    125,688,827.20          15.03    100,916,428.94      14.94
Fax Machine                                9,393          13.09     27,610,247.72           3.30     22,956,015.14       3.40
Miscellaneous                              1,484           2.07     14,929,635.47           1.79     15,055,449.10       2.23
Printer                                      405           0.56      9,976,723.03           1.19      6,929,721.36       1.03
====================================================================================================================================
Total:                                    71,768         100.00%  $836,231,906.15         100.00%  $675,666,887.51     100.00%
====================================================================================================================================

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.